================================================================================
                           CALIFORNIA TAX-FREE FUNDS
                               SEMIANNUAL REPORT
================================================================================
                                  August 31,1996
--------------------------------------------------------------------------------

================================================================================
Report Highlights
--------------------------------------------------------------------------------

* During the last six months, the bond market gave back the gains of the prior six months as the economy grew stronger and expectations of further easing by the Federal Reserve evaporated.

* California's economy outpaced national averages in employment and retail sales, and its fiscal outlook strengthened.

* The Money Fund performed in line with its peer group average for the 6- and 12-month periods. Reflecting the tough market, the Bond Fund's 6-month return was small, but the fund surpassed its peer average for both periods.

* The Money Fund sought to take advantage of rising rates consistent with price stability; the Bond Fund focused on reducing exposure to rising rates and adding to general obligation holdings.

* The Fed may tighten monetary policy in the next few months. We expect to manage these portfolios with a cautious outlook on municipal bond prices, focusing on improving income when we can.

================================================================================
Fellow Shareholders
--------------------------------------------------------------------------------

     The last six months saw the fixed income markets give back the gains realized during the prior six months, as the economy strengthened and market expectations of further easing by the Federal Reserve evaporated. Although the municipal market declined less than the taxable market after the issue of tax reform faded, six-month returns on tax-free bond funds were virtually flat.

MARKET ENVIRONMENT

     The economy regained strength in 1996 after slowing in 1995, with only a modest pickup in inflation. Stronger growth alone was enough to reverse expectations of any further Federal Reserve easing after two interest rate cuts in the second half of 1995 and one earlier this year. While the Fed has not yet tightened in 1996, it adopted a bias toward tightening in July. Market rates rose in anticipation of tighter monetary policy.

     Most of the adjustment in interest rates occurred in the first quarter of 1996. The 30-year Treasury bond, which reached the 6% level at the end of 1995, backed up to 6.75% in the first quarter and has since traded within a range of approximately 6.75% to 7.25%.

     In the municipal market, rates rose roughly 50 basis points (100 basis points equal one percent) from the lowest point reached in early 1996, but nowhere near the high levels of late 1994. Long-term, high-grade general obligation bonds yielded 5.75% on August 31, 1996, versus 5.45% six months ago and 5.85% a year ago. Intermediate-term bonds also moved 50 basis points higher in the first quarter. Very short-term rates (less than 90 days) moved lower over the past year, while one-year rates ended the last 12 months unchanged at 3.9% but 65 basis points higher than six months ago. The net result over the past six months was a higher and flatter yield curve. Yields on California municipals generally followed national trends.

     [California Yield Indexes showing the T. Rowe Price California Bond Index and Money Index from 8/31/95 through 8/31/96]

     All was not doom and gloom in the municipal bond market over the past six months. The fading of tax reform concerns caused the municipal market to outperform taxable markets by a wide margin. As rates approached and then exceeded 6%, strong retail demand for municipals provided support for the market. During the summer of 1995, long-term municipal yields equaled 90% or more of comparable taxable yields; this year yields moved down to 81% of taxable alternatives, allowing the municipal market to regain the ground it lost.

     California's economy continued to expand at a healthy pace. In the first half of 1996, growth in employment and retail sales exceeded the national rate. Although new construction is up 15% from last year, it is below the level anticipated given the overall economic momentum within the state. California's housing picture remains mixed, with a strong resale market but sluggish home building.

==============================

California's  budget   outlook
 . . . is stronger than  it has
been in years . . .
------------------------------

     Reflecting the improved economy, California's budget outlook for the 1997 fiscal year is stronger than it has been in years, and Standard & Poor's upgraded the state's general obligation bonds from A to A+ in July. This upgrade also boosted the ratings of bonds issued by the California Public Works Board.

     Fiscal stress continued at the local level, however. Large urban counties, such as Los Angeles, have been affected by heavy social service burdens and limited revenue raising flexibility. Orange County has significantly reduced its services and personnel but continues to face fiscal constraints even though it emerged from bankruptcy (caused by large losses on its pooled investment funds) in June.

California  Tax-Free  Money Fund

     Yields on California short-term, tax-exempt issues averaged 5 to 25 basis points less than on comparable national issues during the past year, with the biggest differences occurring in one- and seven-day securities. The short-term yield curve steepened noticeably: for the past six months, yields on one-year maturities averaged 40 basis points more than yields on overnight maturities whereas in the preceding six months they had averaged four basis points less.

     Demand for California municipals was solid, and assets of California tax-free funds increased 12% over year-ago levels. During the past few months, the short-term market digested a sizable dose of financings, including offerings from the state and a number of major counties and cities. Because these securities do not mature until next year, money funds were limited in the amount they could purchase and still meet regulatory maturity requirements. Therefore, to achieve average matu-rity targets, funds had to depend heavily on the very short end of the curve, which, as mentioned, had the lowest absolute and relative yields.

================================================================================
Performance Comparison
Periods Ended 8/31/96                     6 Months            12 Months
--------------------------------------------------------------------------------
California Tax-Free Money Fund               1.42%                2.97%

Lipper California Tax-Exempt
Money Market Funds Average                   1.42                 2.99
--------------------------------------------------------------------------------

     Due to the steepening yield curve, growing demand for California short-term securities, and attractive yields in the one-year area, we closed the period with a weighted average maturity of 55 days, slightly longer than the peer group average of 52 days. In retrospect, we should have been less cautious during the April through July period, when we allowed the fund's maturity to shorten versus that of the peer group average. Your fund's performance was generally in line with the peer group average for both the 6- and 12-month periods.

California  Tax-Free  Bond  Fund

     Long-term California municipal bonds performed better than bonds from other states over the past year as the state's credit quality strengthened and the market continued to rebound from the Orange County bankruptcy. This occurred despite a 30% increase in issuance through August.

================================================================================
Performance Comparison
Periods Ended 8/31/96                     6 Months            12 Months
--------------------------------------------------------------------------------
California Tax-Free Bond Fund                0.66%                6.30%

Lipper California Municipal
Debt Funds Average                           0.05                 5.67
--------------------------------------------------------------------------------

     Reflecting the difficult bond environment, your fund's six-month return was positive though small, as income more than offset the price decline. Performance for the 12-month period was solid. We are pleased to report that returns for both periods exceeded the fund's peer group average, as shown in the table.

     Our strategy over the past six months had two aims: to manage interest rate risk by keeping our duration at or below the neutral range, and to try to take advantage of the state's improving credit quality. Between February and May, we kept the duration of the fund at or below 7.5 years, which we define as the low end of the neutral range. Over the summer, we moved into the 7.5-to 8-year area as interest rates settled into a trading range, and we sought to put money to work whenever interest rates spiked and prices fell. By the end of August, the fund's 7.9-year duration was similar to year-ago levels but longer than six months ago.

     We increased our exposure to general obligation debt and dedicated tax revenue bonds to benefit from the state's improving tax base. This was less successful than we hoped because of the high percentage of California bonds that carry bond insurance, which mutes positive price action from an improving underlying credit.

==============================
We . . . feel  no  inclination
to become more aggressive.
------------------------------

     The portfolio had a modest "barbell" structure at the end of August, with 12% of total assets in maturities of five years or less and 87% in those of 10 years or longer. We think this structure will perform well if the yield curve continues to flatten. In line with this strategy, we took advantage of attractive one-year note yields in August to put some cash to work there. As always, we continued to look for the best combination of discount, current coupon, and premium priced bonds to fit our interest rate outlook.

     We ended the period in a neutral posture and feel no inclination to become more aggressive. The relative outperformance of municipal bonds versus the taxable markets over the past few months and an expected upturn in supply in the third quarter are reasons enough to be patient.

Outlook

     The last six months have seen a major change in the outlook for the economy, causing a shift in the shape and level of the municipal yield curve. The risk of an overheating economy has grown, and the Fed will likely nudge rates higher to cool things down in coming months. The current expansion is now over five years old, roughly twice the length of an average expansion prior to 1982. However, old age is not a cause for an expansion to end. There is no reason why the current expansion could not continue if interest rates are high enough to restrain inflation, yet low enough to keep unemployment at bay.

Little has changed from a year ago in terms of interest rate levels, but much has changed about market psychology. A year ago, this market was consumed with worries about the impact of tax reform proposals on municipal bonds, and it was convinced the economy was slowing down. Today, tax reform is on the back burner, and the economy has picked up steam.

As mentioned, we believe the Fed is likely to raise short-term rates, which is at least partly factored in by the market. Municipal securities have performed well this year in relation to their taxable counterparts, resulting in lower yield relationships (as a percent of taxable yields) that will be difficult to improve upon. An expected pickup in supply again after a quiet summer may also put some pressure on the municipal market.

For these reasons, we expect to continue managing the fund with a cautious perspective on interest rates, trying to add performance value through credit research and by taking advantage of trading ranges of California debt.

Respectfully  submitted,


[Signature]
Patrice L. Berchtenbreiter
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund


[Signature]
Mary J. Miller
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund September 20, 1996

================================================================================
Keeping Taxes To A Minimum
--------------------------------------------------------------------------------

     As the saying goes, it's not what you earn but what you keep that counts. The ability to provide tax-exempt income is the chief appeal of municipal bond funds, and investors in higher tax brackets often find these funds advantageous. Some funds invest in securities that offer the triple benefit of being free from federal, state, and local taxes.

     Investors should remember, however, that the total return on most municipal bond funds may not be entirely tax-free. To avoid federal income taxes, municipal funds must distribute all of their capital gains to shareholders each year. These distributions are fully taxable. On infrequent occasions, municipal funds may also purchase securities whose income is taxable, if permitted by the prospectus.

     Therefore, to judge accurately how well a fund minimizes taxes, investors should focus not just on income but on the gain or loss from the sale of securities, since both components make up total return. A fund's overall tax efficiency -- the percentage of its return that actually winds up in shareholders' pockets -- is calculated by dividing its after-tax total return by its pretax total return. For example, an optimum tax efficiency of 100% would indicate that these two returns were equal -- the shareholders paid no taxes. In reality, most municipal funds fall somewhat below this level due primarily to taxable capital gain distributions.

     At T. Rowe Price, our main goal in managing municipal bond portfolios is to provide competitive total return performance. At the same time, we strive to minimize capital gain distributions and other factors that would saddle our shareholders with taxes. "We don't allow tax considerations to drive our portfolio management, but we remain sensitive to taxes in our overall approach to management," says Mary J. Miller, Director of T. Rowe Price's Municipal Bond Department. Inevitably, there are times when market conditions necessitate the sale of a security despite the tax consequences. However, we are generally able to offset capital gains with losses incurred on the sale of other securities. Under Internal Revenue Service rules, losses can be carried for up to eight years to offset gains. "Our goal is to minimize capital gains by offsetting them with losses, so there would be no taxable event to the shareholder," says Ms. Miller.

==============================
WE REMAIN  SENSITIVE  TO TAXES
IN OUR OVERALL APPROACH . . .
------------------------------

     While not intentionally pursuing losses, T. Rowe Price aims to take advantage of them when they occur. For instance, when municipal bond prices have reached a cyclical low, we may sell some securities that are trading below our purchase price and reinvest the proceeds in higher-yielding securities. That strategy enhances the fund's income and also provides a tax loss that can be employed anytime in the following eight years to offset capital gains.

     According to Morningstar,* the California Tax-Free Bond Fund's average tax efficiency rating for the five-year period ended August 31, 1996, was 97.9%. (Ratings are not calculated for municipal money funds, which are assumed to be 100% tax efficient.) While our foremost goal is to provide competitive total returns, we will continue to do our best to limit the amount of money you have to surrender to the IRS.

================================================================================
        *Although data are gathered from reliable sources, completeness and accuracy cannot be guaranteed.
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
--------------------------------------------------------------------------------
                                                2/29/96           8/31/96
California Tax-Free Money Fund
--------------------------------------------------------------------------------
Price Per Share                                  $ 1.00            $ 1.00

Dividends Per Share
        For 6 months                              0.015             0.014
        For 12 months                             0.032             0.029

Dividend Yield (7-Day Compound) *                 2.70%             2.87%

Weighted Average Maturity (days)                    48                55

Weighted Average Quality **                 First Tier        First Tier

California Tax-Free Bond Fund
--------------------------------------------------------------------------------
Price Per Share                                $ 10.45           $ 10.24

Dividends Per Share
        For 6 months                              0.28              0.27
        For 12 months                             0.55              0.55

Dividend Yield *
        For 6 months                              5.37%             5.30%
        For 12 months                             5.52              5.41

Weighted Average Maturity (years)                18.0              18.0

Weighted Average Effective  Duration (years)      7.5               7.9

Weighted  Average  Quality  ***                    AA-               AA-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

*** Based on T. Rowe Price research. Note: The Money Fund seeks to maintain a stable share price of $1.00, but this is not guaranteed. An investment in the fund is neither insured nor guaranteed by the U.S. government.
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
                                             Percent of         Percent of
                                             Net Assets         Net Assets
                                                2/29/96            8/31/96
California Tax-Free Money Fund
--------------------------------------------------------------------------------
Hospital Revenue                                     21                 16%
General Obligation-Local                              7                 12
Lease Revenue                                         9                 10
Water and Sewer Revenue                              13                 10
Prerefunded Bonds                                    13                  9
Nuclear Revenue                                       7                  7
Dedicated Tax Revenue                                 8                  6
Electric Revenue                                      1                  6
Educational Revenue                                   6                  5
Industrial and Pollution Control Revenue              -                  4
Pooled Loan Revenue                                   4                  4
General Obligation-State                              4                  4
Air and Sea Transportation Revenue                    5                  4
Other Assets Less Liabilities                         2                  3
--------------------------------------------------------------------------------
Total                                               100%               100%

California Tax-Free Bond Fund
--------------------------------------------------------------------------------
Dedicated Tax Revenue                                13                 16%
Water and Sewer Revenue                              11                 10
Lease Revenue                                        14                  9
Air and Sea Transportation Revenue                   10                  9
General Obligation-Local                              7                  9
Housing Finance Revenue                              10                  8
Prerefunded Bonds                                     7                  7
Nuclear Revenue                                       8                  7
General Obligation-State                              3                  6
Hospital Revenue                                      6                  5
Educational Revenue                                   3                  4
Escrowed to Maturity                                  2                  2
All Other                                             5                  7
Other Assets Less Liabilities                         1                  1
--------------------------------------------------------------------------------
Total                                               100%               100%
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[California Tax-Free Money Fund SEC graph shown here]

[California Tax-Free Bond Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                Since  Inception
Periods Ended 8/31/96             1 Year  3 Years  5 Years  Inception       Date
--------------------------------------------------------------------------------
California Tax-Free Money Fund     2.97%    2.72%    2.63%      3.57%    9/15/86
California Tax-Free Bond Fund      6.30     4.21     7.37       6.53     9/15/86
--------------------------------------------------------------------------------
Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

================================================================================
T. Rowe Price California Tax-Free Money Fund
================================================================================

Unaudited                                                        For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                           6 Months           Year
                                              Ended          Ended
                                            8/31/96        2/29/96        2/28/95        2/28/94        2/28/93        2/29/92
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                      $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $    1.000

Investment activities
Net investment income                         0.014*         0.032*         0.025*         0.019*         0.023*         0.035*

Distributions
Net investment income                        (0.014)        (0.032)        (0.025)        (0.019)        (0.023)        (0.035)

NET ASSET VALUE
End of period                            $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
Ratios/Supplemental Data
Total return                                   1.42%*         3.24%*         2.55%*         1.92%*         2.31%*         3.55%*
Ratio of expenses to
average net assets                             0.55%*+        0.55%*         0.55%*         0.55%*         0.55%*         0.55%*
Ratio of net investment
income to average
net assets                                     2.77%*+        3.20%*         2.51%*         1.90%*         2.29%*         3.50%*
Net assets, end of period
(in thousands)                            $   74,498     $   72,739     $   76,289     $   74,016     $   66,617     $   70,302
------------------------------------------------------------------------------------------------------------------------------------

*    Excludes expenses in excess of a 0.55% voluntary expense limitation in effect 11/7/90 through 2/28/97.
+    Annualized.
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price California Tax-Free Bond Fund
================================================================================

Unaudited            For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                           6 Months           Year
                                              Ended          Ended
                                            8/31/96        2/29/96        2/28/95        2/28/94        2/28/93        2/29/92
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                      $    10.45     $    10.00     $    10.43     $    10.65     $     9.85     $     9.51

Investment activities
Net investment income                          0.27           0.55           0.55*          0.56*          0.57*          0.59*
Net realized and
unrealized gain (loss)                        (0.21)          0.45          (0.41)          0.01           0.80           0.34

Total from
investment activities                          0.06           1.00           0.14           0.57           1.37           0.93

Distributions
Net investment income                         (0.27)         (0.55)         (0.55)         (0.56)         (0.57)         (0.59)
Net realized gain                              --             --            (0.02)         (0.23)          --             --

Total distributions                           (0.27)         (0.55)         (0.57)         (0.79)         (0.57)         (0.59)

NET ASSET VALUE
End of period                            $    10.24     $    10.45     $    10.00     $    10.43     $    10.65     $     9.85

Ratios/Supplemental Data
Total return                                   0.66%         10.28%          1.60%*         5.37%*        14.41%*        10.05%*
Ratio of expenses to
average net assets                             0.63%+         0.63%          0.60%*         0.60%*         0.60%*         0.60%*
Ratio of net investment
income to average
net assets                                     5.28%+         5.40%          5.60%*         5.19%*         5.69%*         6.07%*
Portfolio turnover rate                        60.8%+         61.9%          78.0%          73.4%          57.5%          80.3%
Net assets, end of period
(in thousands)                            $  148,087     $  146,194     $  131,953     $  151,936     $  143,973     $  108,494
------------------------------------------------------------------------------------------------------------------------------------

*    Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/95. + Annualized.

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price California Tax-Free Money Fund
================================================================================
Unaudited                                                     August 31, 1996
Statement of Net Assets
                                                              Par       Value
                                                                 In thousands
--------------------------------------------------------------------------------
CALIFORNIA 97.4%
California, GO, RAN
VRDN (Currently 3.25%) ...................................   $1,500    $1,500
4.50%, 6/30/97 ...........................................    1,400     1,406
California Dept. of Water Resources, 4.00%, 12/1/96 ......      100       100
California EFA
California Institute Of Technology
VRDN (Currently 3.20%) ...................................    2,000     2,000
Stanford University, VRDN (Currently 3.20%) ..............    2,000     2,000
California HFFA
Catholic Healthcare West, VRDN (Currently 3.25%)
(MBIA Insured) ...........................................    2,000     2,000
Kaiser Permanente, VRDN (Currently 3.15%) ................      500       500
Pooled Loan Program, VRDN (Currently 3.35%)
(FGIC Insured) ...........................................    3,000     3,000
Santa Barbara Cottage Hosp ...............................
VRDN (Currently 3.15%) ...................................    3,400     3,400
California Pollution Control Fin. Auth., PCR
Pacific Gas and Electric
VRDN (Currently 3.35%) * .................................    3,500     3,500
Shell Oil, VRDN (Currently 3.80%) * ......................    1,300     1,300
California Statewide CDA
Chevron Inc., 3.80%, 9/3/96 * ............................    1,900     1,900
Kaiser Permanente, VRDN (Currently 3.15%) ................    3,000     3,000
St. Joseph Health Systems
VRDN (Currently 3.15%) ...................................    2,600     2,600
VRDN (Currently 3.65%) ...................................      300       300
East Bay Municipal Utility Dist., Waste Water Systems
TECP, 3.45%, 9/9/96 ......................................      800       800
Irvine Public Fac. and Infrastructure Auth ...............
VRDN (Currently 3.30%) ...................................    3,400     3,400
Kern County Union High School Dist., Golden Empire Schools
VRDN (Currently 3.40%) ...................................    1,100     1,100
Long Beach
GO, TRAN, 4.50%, 9/19/96 .................................    1,000     1,000
Harbor Revenue
4.50%, 5/15/97 ...........................................      500       502
                TECP, 3.60 - 3.65%, 9/17 - 10/7/96 * .....   $2,000    $2,000

Los Angeles County
                GO, TRAN, 4.50%, 6/30/97 .....................    2,000    2,009
        Pension Obligation, GO, VRDN (Currently 3.20%)
                 (AMBAC Insured) .............................    1,100    1,100
Los Angeles Dept. Water and Power, TECP
                 3.45 - 3.55%, 9/13 - 11/15/96 ...............    1,500    1,500
Los Angeles Waste Water Systems, TECP
                 3.45 - 3.50%, 9/13 - 11/14/96 ...............    2,500    2,500
Metropolitan Water Dist. of Southern California
                VRDN (Currently 3.20%)
                 (AMBAC Insured) .............................    1,400    1,400
                TECP, 3.40 - 3.55%, 10/4 - 11/8/96 ...........    1,600    1,600
MSR Public Power Agency, San Juan, VRDN (Currently 3.30%)
                 (AMBAC Insured) .............................    1,000    1,000
Newport Beach, Hoag Memorial Hosp. Presbyterian
                 VRDN (Currently 3.70%) ......................      200      200
Oakland
                COP, VRDN (Currently 3.75%) ..................    1,700    1,700
                GO, TRAN, 4.75%, 6/30/97 .....................    1,000    1,007
Riverside County
                COP, VRDN (Currently 3.50%) ..................      710      710
                TRAN, 3.20%, 9/4/96 ..........................    2,900    2,900
Sacramento Municipal Utility Dist ............................
         Electric, 6.625%, 2/1/17 (FGIC Insured)
                 (Prerefunded 2/1/97+) .......................    1,665    1,721
San Bernardino County Transportation Auth ....................
                 VRDN (Currently 3.35%) ......................    1,700    1,700
San Diego, GO, TAN, 4.50%, 7/2/97 ............................    1,000    1,006
San Diego County Water Auth ..................................
        7.30%, 5/1/09 (Prerefunded 5/1/97+) ..................    2,000    2,087
San Francisco City and County, GO, TRAN, 4.75%, 9/19/96 ......      500      500
San Jose, Convention Center, COP
                 7.875%, 9/1/10 (Prerefunded 9/1/96+) ........    3,000    3,060
San Jose/Santa Carla Water Fin. Auth .........................
                 VRDN (Currently 3.20%) ......................    1,000    1,000
San Luis Obispo County, GO, TRAN, 4.50%, 7/8/97 ..............    1,000    1,005
San Mateo County, GO, TRAN, 4.50%, 7/1/97 ....................    1,000    1,004
Santa Clara/El Camino Hosp. Dist., Valley Medical Center
                 VRDN (Currently 3.30%) ......................    $ 500    $ 500
Southern California Public Power Auth
                VRDN (Currently 3.20%)
                 (AMBAC Insured) .............................    3,500    3,500
        Hydroelectric-Hoover Uprating Project
                 8.125%, 10/1/17
                 (Prerefunded 10/1/96+) ......................       30       31
Stanislaus County, GO, TRAN, 4.50%, 7/1/97 ...................      500      503
Total California (Cost $ 72,551)                                          72,551

Total Investments in Securities
97.4% of Net Assets (Cost $ 72,551)                                     $ 72,551
Other Assets Less Liabilities ............................                 1,947
NET ASSETS ...............................................              $ 74,498
Net Assets Consist of:
Accumulated net investment income - net of distributions .              $      4
Accumulated net realized gain/loss - net of distributions                  (110)
Paid-in-capital applicable to 74,608,012 shares of no par
value shares of beneficial interest outstanding; unlimited
number of shares authorized ..............................                74,604
NET ASSETS ...............................................              $ 74,498
NET ASSET VALUE PER SHARE ................................              $   1.00

*       Interest subject to alternative minimum tax
+       Used in determining portfolio maturity
AMBAC   AMBAC Indemnity Corp.
CDA     Community Development Administration
COP     Certificates of Participation
EFA     Educational Facility Authority
FGIC    Financial Guaranty Insurance Company
GO      General Obligation
HFFA    Health Facility Financing Authority
MBIA    Municipal Bond Investors Assurance Corp.
PCR     Pollution Control Revenue
RAN     Revenue Anticipation Note
TAN     Tax Anticipation Note
TECP    Tax-Exempt Commercial Paper
TRAN    Tax Revenue Anticipation Note
VRDN    Variable Rate Demand Note

================================================================================
T. Rowe Price California Tax-Free Bond Fund
================================================================================
Unaudited                                                        August 31, 1996
Statement of Net Assets
                                                                 Par       Value
                                                                    In thousands
--------------------------------------------------------------------------------
CALIFORNIA 98.6%
Alameda County, COP, 6.00%, 9/1/21 (MBIA Insured) .......     $1,000      $1,000
Brea Public Fin. Auth., Tax Allocation Redev ............
                6.75%, 8/1/22 (MBIA Insured) ............      1,435       1,557
California
                GO, 6.40%, 2/1/20 * .....................      2,200       2,227
                GO, 5.90%, 3/1/25 (AMBAC Insured) .......      2,500       2,486
                GO, 6.125%, 10/1/11 (FGIC Insured) ......      1,000       1,068
                GO, RAN, 4.50%, 6/30/97 .................      2,900       2,916

California Dept. of Water Resources
        Central Valley
                7.00%, 12/1/11 ..........................      1,730       1,989
                7.00%, 12/1/12 ..........................      1,000       1,146
California EFA
        Pooled College and Univ .........................
                5.60%, 12/1/14 ..........................      1,000         957
                5.60%, 12/1/20 ..........................      1,000         936
        St. Mary's College of California
                7.50%, 10/1/20
                (Prerefunded 10/1/00+) ..................      2,000       2,256
California HFA, Catholic Healthcare West
                5.75%, 7/1/15 (AMBAC Insured) ...........      1,050       1,029
California HFFA, St. Joseph's Health System
                VRDN (Currently 3.65%) ..................        270         270
California Housing Fin. Agency
                6.15%, 8/1/16 * .........................      1,000         995
                6.70%, 8/1/15 ...........................      1,100       1,131
                6.70%, 8/1/25 * .........................        985       1,010
                6.85%, 8/1/17 ...........................      3,115       3,243
                7.20%, 8/1/09 ...........................        305         319
                7.25%, 8/1/10 ...........................        230         235
                7.25%, 8/1/17 ...........................      1,000       1,063
                7.625%, 8/1/09 ..........................        860         875
                7.875%, 8/1/19 ..........................        440         459
                8.00%, 8/1/19 ...........................        215         226
                8.10%, 8/1/07 ...........................        300         313
                8.20%, 8/1/17 ...........................      1,425       1,484
California Pollution Control Fin. Auth., PCR
        Pacific Gas and Electric
                5.85%, 12/1/23 (MBIA Insured) * .........     $2,000      $1,926
        Shell Oil, VRDN (Currently 3.70%) ...............        700         700
        Southern California Edison
                6.85%, 12/1/08 (AMBAC Insured) ..........      1,000       1,070
California Public Works Board
        Dept. of Corrections, 6.875%, 11/1/14 ...........      1,000       1,091
        Univ. of California
                5.50%, 6/1/14 ...........................      2,000       1,913
                6.40%, 12/1/16 (AMBAC Insured) ..........      1,000       1,059
California Statewide CDA, Sutter Health, COP
                5.50%, 8/15/23 (MBIA Insured) ...........      2,000       1,867
Castaic Lake Water Agency
        Water System Improvement, COP
                7.00%, 8/1/12 (MBIA Insured) ............      1,000       1,143
                7.00%, 8/1/13 (MBIA Insured) ............      1,700       1,942
Castaic Union School Dist., GO
                Zero Coupon, 5/1/18 (FGIC Insured) ......      6,675       1,831

Central Coast Water Auth., State Water Project Regional Fac ..
                6.60%, 10/1/22 (AMBAC Insured) ...............    1,000    1,079
Contra Costa Water Dist ......................................
                5.00%, 10/1/20 (FGIC Insured) ................    1,500    1,320
                7.625%, 10/1/08
                (Prerefunded 10/1/98+) .......................      500      544
Corona Redev. Agency, Tax Allocation
                6.25%, 9/1/13 (FGIC Insured) .................    1,000    1,046
Coronado CDA
        Tax Allocation
                5.50%, 9/1/22 (FSA Insured) ..................    2,500    2,377
                5.70%, 9/1/12 (FSA Insured) ..................    1,000      988
East Bay Municipal Utility Dist., Water System, 6.00%, 6/1/12 2,000 2,006 Emeryville Public Fin. Auth., Housing Increment Loan
                6.20%, 9/1/25 ................................    1,000      983
Foothill / Eastern Transportation Corridor Agency
        California Toll Road, Zero Coupon, 1/1/17 ............    4,000    1,021
Fresno, Sewer, 6.00%, 9/1/10 (MBIA Insured) ..................    1,000    1,052
Fresno Joint Powers Fin. Auth, 5.75%, 9/2/98 .................   $  500   $  505
Inglewood Redev. Agency, Century Redev., 6.125%, 7/1/23 ......    2,800    2,677
Inland Empire Solid Waste Fin. Auth ..........................
        San Bernardino County Landfills
                6.25%, 8/1/11 (FSA Insured) * ................    1,000    1,028
Kern County Union High School Dist., GO
                7.00%, 8/1/10 (MBIA Insured) .................    1,000    1,154
Long Beach, Harbor Revenue, 7.25%, 5/15/19 * .................    2,500    2,644
Los Angeles, Wastewater System, 7.10%, 6/1/18 ................    1,000    1,070
Los Angeles County
        Civic Center Heating and Refrigerating Plant, COP
                8.00%, 6/1/10 (Prerefunded 6/1/98+) ..........      500      541
        Marina del Rey, COP, 6.50%, 7/1/08 ...................    1,000    1,005
Los Angeles County Metropolitan Transportation Auth ..........
        Sales Tax, 7.40%, 7/1/15 .............................      515      559
Los Angeles Harbor Dept ......................................
                6.50%, 8/1/25 ................................    1,000    1,052
                6.625%, 8/1/19 * .............................    2,500    2,621
                7.60%, 10/1/18
                (Escrowed to Maturity) .......................    3,000    3,617
Los Angeles Municipal Improvement Corp. ......................
        Central Library, 6.35%, 6/1/20 .......................    1,500    1,521
Midpeninsula Regional Open Space Dist ........................
        Fin. Auth., 5.90%, 9/1/14 (AMBAC Insured) ............    1,250    1,255
Modesto Irrigation Dist ......................................
        Geysers, 6.00%, 10/1/15 (MBIA Insured) ...............    1,500    1,521
Mojave Water Agency, Morongo Basin
                5.75%, 9/1/15 (FGIC Insured) .................    3,000    2,959
Mt. Diablo Hosp. Dist ........................................
                8.00%, 12/1/11 (AMBAC Insured)
                (Prerefunded 12/1/00+) .......................    1,250    1,434

Newport Beach, Hoag Memorial Hosp. Presbyterian
                VRDN (Currently 3.70%) .......................      450      450
Oakland, GO, 7.60%, 8/1/21 (FGIC Insured) ....................    3,500    3,760
Orange County
                COP, 7.625%, 6/1/19
                (Prerefunded 6/1/99+) ........................    1,750    1,925
        Recovery
                6.00%, 6/1/08 (MBIA Insured) ...............    $1,000    $1,053
                6.00%, 6/1/10 (MBIA Insured) ...............     1,550     1,610
        COP, 6.00%, 7/1/26 (MBIA Insured) ..................     1,000       996
Orange County Local Transportation Auth., Sales Tax
                6.00%, 2/15/09 (AMBAC Insured) .............       750       783
Orchard School Dist., GO, 6.50%, 8/1/19 (FGIC Insured) .....     1,000     1,066
Pittsburg PFA, Wastewater, 5.375%, 6/1/22 (FGIC Insured) ...     1,000       932
Placentia PFA, Special Tax, 6.60%, 9/1/15 ..................     1,000       958
Port of Oakland, 7.25%, 11/1/16 (BIGI Insured) .............     1,600     1,662
Redding Joint Powers Fin. Auth., Electrical Systems
                5.25%, 6/1/15 (MBIA Insured) ...............     1,000       936
Riverside County, Desert Justice Fac., COP
                6.00%, 12/1/12 (MBIA Insured) ..............     1,000     1,020
Sacramento City Fin. Auth., Lease, 5.00%, 11/1/14 ..........     2,000     1,845
Sacramento County
                GO, TRAN, 4.50%, 9/30/97 ...................     2,000     2,012
        Public Fac., Coroner Crime Laboratory, COP
                6.375%, 10/1/14 (AMBAC Insured) ............     1,000     1,055
San Bernardino County, West Valley Detention Center
                7.70%, 11/1/18
                (Prerefunded 11/1/98+) .....................       500       546
San Diego, IDR, San Diego Gas and Electric
                6.40%, 9/1/18 (MBIA Insured) ...............     1,175     1,234
San Francisco, Public Utility Commission, 8.00%, 11/1/11 ... 1,000 1,062 San Francisco City and County
        Airport
                6.50%, 5/1/18 (AMBAC Insured) * ............     4,000     4,177
                6.30%, 5/1/25 (FGIC Insured) * .............     1,000     1,025
San Joaquin Hills Transportation Corridor Agency
        Toll Road, Zero Coupon, 1/1/00 .....................     1,500     1,244
Santa Clara County Fin. Auth., VMC Fac .....................
                7.75%, 11/15/11 (AMBAC Insured) ............     1,000     1,224
Santa Clara Redev. Agency, Bayshore North
                7.00%, 7/1/10 (AMBAC Insured) ..............     3,000     3,444
Santa Margarita/Dana Point Auth ............................
                7.25%, 8/1/10 (MBIA Insured) ...............     1,000     1,172
South Orange County PFA, 7.00%, 9/1/07 (MBIA Insured) ......     2,000     2,304
Southern California Public Power Auth
        Multiple Projects
                6.75%, 7/1/10 ..............................   $ 2,100   $ 2,322
                6.75%, 7/1/12 ..............................     1,700     1,882
        Palo Verde, 5.00%, 7/1/15 (AMBAC Insured) ..........     2,000     1,791

Torrance, Little Company of Mary Hosp., 6.875%, 7/1/15 ..      1,305       1,370
Tri City Hosp. Dist .....................................
                7.50%, 2/1/17 (MBIA Insured)
                (Prerefunded 2/1/02+) ...................      2,000       2,301
Tulare County, Capital Improvement
                6.00%, 2/15/16 (MBIA Insured) ...........      1,000       1,000
Univ. of California
        Multiple Purpose
                5.00%, 9/1/14 (AMBAC Insured) ...........      3,000       2,712
                5.00%, 9/1/23 (AMBAC Insured) ...........      4,000       3,488
        Parking System
                7.75%, 11/1/16
                (Prerefunded 11/1/96+) ..................        250         257
Upland, San Antonio Community Hosp., COP, 5.75%, 1/1/07 .      1,000       1,005
Valley Health Systems, 6.50%, 5/15/25 ...................        750         717
Vista CDA
                5.25%, 9/1/15 (MBIA Insured) ............      1,000         936
                5.50%, 9/1/23 (MBIA Insured) ............      1,510       1,425
Total California (Cost ..................................   $140,102)    146,012
PUERTO RICO 0.8%
Puerto Rico Electric Power Auth .........................
                7.00%, 7/1/21 (Pre-refunded 7/1/01+) ....      1,000       1,119
Total Puerto Rico (Cost .................................   $  1,009)      1,119
Total Investments in Securities
99.4% of Net Assets (Cost $141,111)                                     $147,131
Futures Contracts
In thousands
                                             Contract  Unrealized
                                Expiration   Value     Gain (Loss)

Long, 6 Municipal Bond Index
contracts, $10,000 of
Municipal bonds pledged as
initial margin                        9/96  $(682,000)       $ 9

Net payments (receipts) of
variation margin to date                                      (7)

Variation margin receivable
(payable) on open futures contracts .............................             2
Other Assets Less Liabilities ...................................           954
NET ASSETS ......................................................     $ 148,087
Net Assets Consist of:
Accumulated net investment income - net of distributions ........     $       5
Accumulated net realized gain/loss - net of distributions .......        (1,696)
Net unrealized gain (loss) ......................................         6,029
Paid-in-capital applicable to 14,460,978 shares of no par
value shares of beneficial interest outstanding; unlimited
number of shares authorized .....................................       143,749
NET ASSETS ......................................................     $ 148,087
NET ASSET VALUE PER SHARE .......................................     $   10.24

*       Interest subject to alternative minimum tax
+       Used in determining portfolio maturity
AMBAC   AMBAC Indemnity Corp.
BIGI    Bond Investors Guaranty Insurance
CDA     Community Development Administration
COP     Certificates of Participation
EFA     Educational Facility Authority
FGIC    Financial Guaranty Insurance Company
FSA     Financial Security Assurance Corp.
GO      General Obligation
HFA     Health Facility Authority
HFFA    Health Facility Financing Authority
IDR     Industrial Development Revenue
MBIA    Municipal Bond Investors Assurance Corp.
PCR     Pollution Control Revenue
PFA     Public Facility Authority
RAN     Revenue Anticipation Note
TRAN    Tax Revenue Anticipation Note
VRDN    Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                         Money Fund   Bond Fund
                                                           6 Months    6 Months
                                                              Ended       Ended
                                                            8/31/96     8/31/96
--------------------------------------------------------------------------------
Investment Income
Interest income .......................................      $1,244     $ 4,336

Expenses
        Investment management .........................          95         317
        Custody and accounting ........................          50          61
        Shareholder servicing .........................          44          58
        Legal and audit ...............................           6           7
        Prospectus and shareholder reports ............           4           5
        Trustees ......................................           3           3
        Registration ..................................           2           2
        Miscellaneous .................................           2           4
        Total expenses ................................         206         457
Net investment income .................................       1,038       3,879

Realized and Unrealized Gain(Loss)

Net realized gain (loss)
        Securities ....................................           8        (539)
        Futures .......................................          --          43
        Net realized gain (loss) ......................           8        (496)

Change in net unrealized gain or loss
        Securities ....................................          --      (2,481)
        Futures .......................................          --          33
        Change in net unrealized gain or loss .........          --      (2,448)

Net realized and unrealized gain (loss) ...............           8      (2,944)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ................................     $ 1,046     $   935
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                 Money Fund                               Bond Fund
                                                               6 Months                Year            6 Months                Year
                                                                  Ended               Ended               Ended               Ended
                                                                8/31/96             2/29/96             8/31/96             2/29/96
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations
        Net investment income ......................          $   1,038           $   2,303           $   3,879           $   7,498
        Net realized gain (loss) ...................                  8                  25                (496)              2,386
        Change in net unrealized
        gain or loss ...............................                 --                  25              (2,448)              3,713
        Increase (decrease) in
        net assets from operations .................              1,046               2,353                 935              13,597

Distributions to shareholders
        Net investment income ......................             (1,038)             (2,303)             (3,879)             (7,498)

Capital share transactions *
        Shares sold ................................             37,816              58,518              14,810              25,056
        Distributions reinvested ...................                973               2,098               2,716               5,185
        Shares redeemed ............................            (37,038)            (64,216)            (12,689)            (22,099)
        Increase (decrease) in
        net assets from capital
        share transactions .........................              1,751              (3,600)              4,837               8,142

Net Assets
Increase (decrease)
during period ......................................              1,759              (3,550)              1,893              14,241
Beginning of period ................................             72,739              76,289             146,194             131,953

End of period ......................................          $  74,498           $  72,739           $ 148,087           $ 146,194

*Share information
        Shares sold ................................             37,816              58,518               1,447               2,445
        Distributions reinvested ...................                973               2,098                 266                 506
        Shares redeeemed ...........................            (37,038)            (64,216)             (1,243)             (2,159)
        Increase (decrease)
        in shares outstanding ......................              1,751              (3,600)                470                 792
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1 - Significant Accounting Policies
--------------------------------------------------------------------------------

     T. Rowe Price California Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The California Tax-Free Money Fund (the Money Fund) and the California Tax-Free Bond Fund (the Bond Fund), diversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on September 15, 1986.

Valuation

     Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of each fund, as authorized by the Board of Trustees.

Premiums and Discounts

     Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Payments ("variation margin") made or received by each fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gain or loss until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

Note 2 - Investment Transactions
--------------------------------------------------------------------------------

     Consistent with its investment objectives, the Bond Fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts

     At August 31, 1996, the Bond Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other

     Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $49,820,000 and $41,782,000, respectively, for the six months ended August 31, 1996.

Note 3 - Federal Income Taxes
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Money Fund has unused realized capital loss carryforwards for federal income tax purposes of $118,000, of which $19,000 expires in 1997, $26,000 in 1998, and $73,000 in 2004 . The Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $1,084,000, which expires in 2003. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 1996, the aggregate costs of investments for the Money and Bond Funds for federal income tax and financial reporting purposes were $72,551,000 and $141,111,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, net unrealized gain aggregated $6,020,000, of which $6,185,000 related to appreciated investments and $165,000 to depreciated investments.

Note 4 - Related Party Transactions
--------------------------------------------------------------------------------

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $15,000 and $55,000 were payable at August 31, 1996, by the Money and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At August 31, 1996, and for the six months then ended, the effective annual group fee rate was 0.33%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1997, for the Money and Bond Funds which would cause each fund's ratio of expenses to average net assets to exceed 0.55% and 0.65%, respectively. Pursuant to this agreement, $66,000 of management fees were not accrued by the Money Fund for the six months ended August 31, 1996, and $141,000 remains unaccrued from the prior period. Pursuant to a prior agreement, $404,000 and $256,000 of management fees remain unaccrued for the Money and Bond Funds, respectively, as a result of each fundis ratio of expenses to average net assets exceeding 0.55% and 0.60%, respectively, in prior periods. Subject to shareholder approval, each fund may reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing each fund's ratio of expenses to average net assets to exceed 0.55% and 0.65%, respectively, for the current limitation period and 0.55% and 0.60%, respectively, for the prior periods.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $68,000 and $82,000, respectively, for the six months ended August 31, 1996, of which $13,000 and $15,000, respectively, were payable at period-end.

                      For yield, price, last transaction,
                         and current balance, 24 hours,
                              7 days a week, call:
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202
                                 T. Rowe Price

                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                              900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

                                 T. Rowe Price
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                           http://www.troweprice.com

        This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the
                    T. Rowe Price California Tax-Free Funds.

              T. Rowe Price Investment Services, Inc., Distributor

                                 RPRTCAC 8/31/96